      INDEPENDENCE CONTRACT DRILLING, INC. ANNOUNCES TIMING OF THIRD QUARTER EARNINGS CONFERENCE CALL AND PROVIDES FINANCIAL AND OPERATIONAL UPDATE FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2019 HOUSTON, TEXAS, October 14, 2019 / PRNewswire/ – INDEPENDENCE CONTRACT DRILLING, INC. (the “Company”) (NYSE: ICD) today announced the timing of its third quarter earnings conference call and provided the following financial and operational update for the three months ended September 30, 2019. This update coincides with the Company’s Board of Directors approving the removal of a general black-out period under the Company’s Insider Trading Policy, which removal will be effective Tuesday, October 15, 2019. The Company expects to report the following financial results for the three months ended September 30, 2019 when it reports earnings on October 31, 2019:  Net loss between $0.12 and $0.13 per share.  Adjusted net loss, as defined below, between $0.10 and $0.11 per share. Adjusted net loss excludes a non-cash impairment charge of approximately $0.02 per share.  Adjusted EBITDA, as defined below, between $7.9 million ($0.11 per share) and $7.4 million ($0.10 per share).  Fleet utilization of 77% of its marketed fleet, representing 1,974 operating days during the quarter.  Revenue per day of approximately $20,236 per day and fully-burdened cost per day of approximately $14,676 per day.  Selling, general administrative expenses, of approximately $3.8 million, including non-cash stock- based compensation of $0.6 million.  Net debt, excluding finance leases and net of deferred financing costs, of approximately $118.2 million as of September 30, 2019.  Financial liquidity as of September 30, 2019, of $46 million, comprised of cash on hand of $9.1 million, $21.9 million of availability under the Company’s undrawn revolving line of credit and $15 million of availability under the Company’s committed undrawn term-loan accordion. Chief Executive Officer Anthony Gallegos commented, “During the third quarter, ICD increased its operating rig count and exited the third quarter with 23 rigs earning revenues under contract which is more than at the beginning of the quarter. We also successfully completed the budgeted upgrade of one our rigs at the end of the quarter, increasing the rig’s racking and hook-load capabilities, and our first SCR-to-AC conversion is on schedule for completion during the fourth quarter of 2019. Looking forward, we expect headwinds to remain for the industry with the contracted U.S. land rig count continuing to decline as we enter the fourth quarter, which will continue to create some cost inefficiencies for us during the quarter. Nevertheless, we believe ICD is well positioned. With our two rigs scheduled to re-enter the marketed fleet as well as contract discussions surrounding other rigs, we continue to expect our contracted rig count to increase as we exit the fourth quarter of 2019. We have made continued progress on our various equipment and technology initiatives leading to the deployment and activation of our first drilling optimization software system earlier this month and a second system deployment with a major operator planned for later in the fourth quarter. With respect to our stock repurchase program that 1 was instituted in early August, we have repurchased 595,211 shares to date under this program, with the pace of this program being based on free cash flow generation and prioritizing between our most economic investment opportunities within our existing fleet, and debt repayment.” The Company also provides the following additional information and expectations for the fourth quarter of 2019.  The Company’s backlog of drilling contracts with original terms of six months or longer was approximately $58 million as of September 30, 2019, representing 7.4 rig years of activity. Approximately 48% of this backlog is expected to be realized during the remainder of 2019. The Company also has five rigs currently operating under short-term contracts with original terms of less than six months that are not included in this reported backlog.  The Company’s capital expenditure budget for 2019, net of asset sales and recoveries, remains $29.0 million. During the third quarter of 2019, cash outlays for capital expenditures, net of asset sales and recoveries, was approximately $7.7 million.  Based upon existing contract tenors and expected transition time between contracts as the Company repositions its fleet into its customers’ 2020 budget programs, the Company currently expects operating days to increase approximately 5% during the fourth quarter of 2019 compared to the third quarter of 2019. Revenue per day during the fourth quarter is expected to range between $19,800 and $20,200, and fully burdened cost per day is expected to range between $13,700 and $14,100 per day. Timing of Third Quarter Conference Call The Company will release its third quarter 2019 results before the New York Stock Exchange opens on Thursday, October 31, 2019. This release will be followed by a conference call for investors at 11:00 a.m. Central Time (12:00 p.m. Eastern Time) to discuss the Company’s third quarter results. The call can be accessed live over the telephone by dialing (855) 239-3115 or for international callers, (412) 542-4125. A replay will be available shortly after the call and can be accessed by dialing (877) 344-7529 or for international callers, (412) 317-0088. The passcode for the replay is 10135676. The replay will be available until November 7, 2019. Interested parties may also listen to a simultaneous webcast of the conference call by logging onto the Company’s website at www.icdrilling.com in the Investor Relations section. A replay of the webcast will also be available for approximately 30 days following the call. About Independence Contract Drilling, Inc. Independence Contract Drilling provides land-based contract drilling services for oil and natural gas producers in the United States. The Company constructs, owns and operates a fleet of pad-optimal ShaleDriller rigs that are specifically engineered and designed to accelerate its clients’ production profiles and cash flows from their most technically demanding and economically impactful oil and gas properties. For more information, visit www.icdrilling.com. Forward-Looking Statements This news release contains certain forward-looking statements within the meaning of the federal securities laws. Words such as "anticipated," "estimated," "expected," "planned," "scheduled," "targeted," "believes," "intends," "objectives," "projects," "strategies" and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to Independence Contract Drilling's operations are based on a number of expectations or assumptions which have been used to develop such information and statements but which may prove to be incorrect. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there 2 can be no assurance that actual outcomes and results will not differ materially from those expected by management of Independence Contract Drilling. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the "Risk Factors" section of the Company’s Annual Report on Form 10-K, filed with the SEC and the information included in subsequent amendments and other filings. These forward-looking statements are based on and include our expectations as of the date hereof. Independence Contract Drilling does not undertake any obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or which Independence Contract Drilling becomes aware of, after the date hereof. Non-Financial and Non-GAAP Definitions The information contained in this press release contains non-GAAP financial measures of the Company’s operating performance. The Company believes this non-GAAP information is useful because it provides a means to evaluate the operating performance of the Company on an ongoing basis using criteria that are used by our management. Additionally, it highlights operating trends and aids analytical comparisons. However, this information has limitations and should not be used as an alternative to operating income (loss) or cash flow performance measures determined in accordance with GAAP, as this information excludes certain costs that may affect the Company's operating performance in future periods. Adjusted net (loss) income, EBITDA and adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. In addition, adjusted EBITDA is consistent with how EBITDA is calculated under our credit facility for purposes of determining our compliance with various financial covenants. We define “EBITDA” as earnings (or loss) before interest, taxes, depreciation, and amortization, and we define “adjusted EBITDA” as EBITDA before stock-based compensation, non-cash asset impairments, gains or losses on disposition of assets, and other non-recurring items added back to, or subtracted from, net income for purposes of calculating EBITDA under our credit facilities. Neither adjusted net (loss) income, EBITDA or adjusted EBITDA is a measure of net income as determined by U.S. generally accepted accounting principles (“GAAP”). Management believes adjusted net (loss) income, EBITDA and adjusted EBITDA are useful because they allow our stockholders to more effectively evaluate our operating performance and compliance with various financial covenants under our credit facility and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure or non- recurring, non-cash transactions. We exclude the items listed above from net income (loss) in calculating adjusted net (loss) income, EBITDA and adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. None of adjusted net (loss) income, EBITDA or adjusted EBITDA should be considered an alternative to, or more meaningful than, net income (loss), the most closely comparable financial measure calculated in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from adjusted net (loss) income, EBITDA and adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s return on assets, cost of capital and tax structure. Our presentation of adjusted net (loss) income, EBITDA and adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Our computations of adjusted net (loss) income, EBITDA and adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 3

  The following provides information on the calculation of various non-GAAP financial and operational measures.  Marketed rigs exclude idle rigs that will not be reactivated until upgrades or conversions are complete.  Rig operating days represent the number of days our rigs are earning revenue under a contract during the period, including days that standby revenues are earned.  Average number of operating rigs is calculated by dividing the total number of rig operating days in the period by the total number of calendar days in the period.  Rig utilization is calculated as rig operating days divided by the total number of days our marketed drilling rigs are available during the applicable period.  Average revenue per operating day represents total contract drilling revenues earned during the period divided by rig operating days in the period. Excluded in calculating average revenue per operating day are revenues associated with the reimbursement of (i) out-of-pocket costs paid by customers, and (ii) early termination revenues.  Average cost per operating day represents operating costs incurred during the period divided by rig operating days in the period. Excluded in calculating average cost per operating day are out- of-pocket costs paid by customers.  The following tables provide a reconciliation of net loss to adjusted net loss and EBITDA to adjusted EBITDA included in this press release: Reconciliation of Net Loss Per Share to Adjusted Net Loss Per Share Pe r Share Pe r Share Expected range of net loss $ (0.12) $ (0.13) Add back: expected non-cash impairment charges, merger related expenses, gain on sale of assets and other 0.02 0.02 Expected range of adjusted net loss$ (0.10) $ (0.11) Reconciliation of EBITDA Per Share to Adjusted EBITDA Per Share Expected range of adjusted net loss$ (0.10) $ (0.11) Add back: depreciation 0.15 0.15 Add back: interest expense and tax expense 0.05 0.05 Expected range of EBITDA $ 0.10 $ 0.09 Add back: non cash stock-based compensation 0.01 0.01 Expected range of adjusted EBITDA$ 0.11 $ 0.10 INVESTOR CONTACTS: Independence Contract Drilling, Inc. E-mail inquiries to: Investor.relations@icdrilling.com Phone inquiries: (281) 598-1211 4